SUP-0103-0216

AB GLOBAL RISK ALLOCATION FUND, INC.

-AB Global Risk Allocation Fund

Supplement dated February 10, 2016 to the Prospectus and Summary Prospectus dated February 27, 2015 (the “Prospectuses”), offering Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares of AB Global Risk Allocation Fund (the “Fund”).

*        *        *         *        *

The following chart for replaces the chart under the heading “Portfolio Managers” in the summary section of the Prospectuses for the Fund.

AB Global Risk Allocation Fund

PORTFOLIO MANAGERS

The following table lists the persons responsible for the day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
Daniel J. Loewy	Since February 2016	Senior Vice President of the Adviser

Leon Zhu	Since 2012	Senior Vice President of the Adviser

*        *        *         *        *

The following replaces certain information under the heading “Management of the Funds — Portfolio Managers” in the Prospectuses for the Fund.

AB Global Risk Allocation Fund

The management of, and investment decisions for, AB Global Risk Allocation Fund are made by the Adviser’s Quantitative Investment Team.

The following table lists the persons within the Quantitative Investment Team with the most significant responsibility for the day-to-day management of the Fund’s portfolio, the length of time each person has been jointly or primarily responsible for the Fund’s portfolio and each person’s principal occupation during the past five years:

Employee; Year; Title	Principal Occupation(s) During the Past Five (5) Years
Daniel J. Loewy; since February 2016; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2011.

Leon Zhu; since 2012; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2011.

This Supplement should be read in conjunction with the Prospectuses for the Fund.

You should retain this Supplement with your Prospectus(es) for future reference.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

SUP-0103-0216